                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                      SIX-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      12

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      13
                            FINANCIAL STATEMENTS      25
                   NOTES TO FINANCIAL STATEMENTS      30



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
                    RESULTS OF SHAREHOLDER VOTES      36

You have a time-tested partner in Van Kampen.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

-----------------------------
NYSE Ticker Symbol - VIN
-----------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     0.53%
-----------------------------------------------------------------------
One-year total return(1)                                     -5.75%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      4.27%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.33%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.79%
-----------------------------------------------------------------------
Commencement date                                          04/22/88
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      7.45%
-----------------------------------------------------------------------
Net asset value                                               $6.13
-----------------------------------------------------------------------
Closing common share market price                             $6.12
-----------------------------------------------------------------------
Six-month high common share market price (01/14/02)           $6.59
-----------------------------------------------------------------------
Six-month low common share market price (6/24/02)             $5.85
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of June 30, 2002
- AAA/Aaa............  55.8%   [PIE CHART]
- A/A................   0.8%
- BBB/Baa............   7.9%
- BB/Ba..............  13.5%
- B/B................  17.7%
- CCC/Caa............   2.5%
- CC/Ca..............   1.3%
- C/C................   0.4%
- Non-Rated..........   0.1%
As of December 31, 2001
- AAA/Aaa............  43.8%   [PIE CHART]
- A/A................   1.9%
- BBB/Baa............   4.3%
- BB/Ba..............  16.1%
- B/B................  27.7%
- CCC/Caa............   4.6%
- CC/Ca..............   1.3%
- Non-Rated..........   0.3%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending June 30, 2002, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/02                                                                            0.0435
2/02                                                                            0.0410
3/02                                                                            0.0410
4/02                                                                            0.0410
5/02                                                                            0.0410
6/02                                                                            0.0380

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Telecommunications                                                          4.70                              12.40
Media-Noncable                                                              3.80                               7.10
Gaming                                                                      2.60                               2.90
Integrated Energy                                                           2.60                               2.50
Automotive                                                                  2.00                               1.40

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--June 1992 through June 2002)

[LINE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
6/92                                                                       7.9300                             8.1250
                                                                           8.0300                             8.2500
                                                                           7.8500                             7.6250
                                                                           8.0300                             7.8750
6/93                                                                       8.1700                             8.1250
                                                                           8.0800                             7.2500
                                                                           8.1600                             7.7500
                                                                           7.9200                             7.0000
6/94                                                                       7.7200                             7.0000
                                                                           7.4300                             7.2500
                                                                           7.2800                             6.5000
                                                                           7.5000                             7.2500
6/95                                                                       7.7600                             7.2500
                                                                           7.8400                             7.3750
                                                                           7.9400                             7.2500
                                                                           7.8100                             7.3750
6/96                                                                       7.7000                             7.2500
                                                                           7.8400                             7.2500
                                                                           7.9800                             7.5000
                                                                           7.5000                             7.5000
6/97                                                                       7.9700                             7.6875
                                                                           8.1000                             7.6250
                                                                           8.0500                             8.0000
                                                                           8.1800                             8.1250
6/98                                                                       8.1700                             7.8125
                                                                           7.8700                             7.6250
                                                                           7.8400                             7.7500
                                                                           7.7500                             7.0000
6/99                                                                       7.5100                             6.8750
                                                                           7.3900                             6.3750
                                                                           7.2500                             5.6875
                                                                           7.2300                             6.1875
6/00                                                                       7.1200                             6.5625
                                                                           7.0600                             6.5625
                                                                           6.8500                             6.5625
                                                                           6.9300                             6.8900
6/01                                                                       6.6800                             7.0400
                                                                           6.5500                             6.8800
                                                                           6.5000                             6.3300
                                                                           6.3200                             6.1900
6/02                                                                       6.1300                             6.1200

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002. THE TRUST IS MANAGED BY THE ADVISER'S HIGH YIELD AND HIGH GRADE TEAMS. CURRENT MEMBERS(1) OF THE HIGH YIELD TEAM INCLUDE STEPHEN ESSER, MANAGING DIRECTOR, AND DEANNA LOUGHNANE, EXECUTIVE DIRECTOR. CURRENT MEMBERS(1) OF THE HIGH GRADE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR, AND DAVID S. HOROWITZ, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   The high-grade bond market over
the past six months has been driven by two trends. The first of these involved a general preference among investors for lower-risk assets as the stock markets entered what appeared to be a third consecutive year of losses. Equity, as well as corporate bond, volatility was heightened by a series of high-profile accounting scandals that served to undermine the investors' faith in publicly traded companies. As a result, they shifted their attention and assets to relatively lower-risk securities. High-grade bonds were the major beneficiary of this shift, with Treasury yields falling across the curve. Mortgage-backed securities performed even better than Treasuries as investors sought their above-Treasury yields and top-tier credit.

    The other major development was a continuation of the steepening of the yield curve that started in 2001. That trend only intensified in the first six months of 2002, with the spread between yields on the short and long ends significantly higher by the end of the period.

    The high-yield market entered the period with something of a tailwind at its back. Spreads were relatively wide by historical standards, even after strong performance in the fourth quarter of 2001. The economy also appeared to be turning the corner, with economic numbers beginning to evidence the recovery widely anticipated in the previous period. This had the result of strengthening the equity markets, which in turn provided support for the high-yield market. On the technical side, the supply of new issuance was moderate while demand remained strong.

    This favorable confluence of factors produced strong high-yield performance for the first four months of 2002. The market took a turn for the worse in May, however, in tandem with the equity markets. A string of accounting scandals served to undermine investor confidence in corporate America. This had the effect of slowing demand just as the new issuance calendar picked up. The market ended the period on a down note, with performance faltering for the last two months.

    In sector terms, market performance was widely varied. Company-specific scandals in such areas as energy and utilities (Enron) and cable (Adelphia) served to drag down entire industry sectors, regardless of individual company fundamentals. The telecom sector continued its string of underperformance, suffering more defaults than any other industry sector. WorldCom, one of the most widely known names in the sector, added its name to the roster of accounting scandals when it announced vast accounting irregularities in late June.

Q   HOW DID THE TRUST PERFORM IN
    THIS ENVIRONMENT?

A   For the six-month period ended
June 30, 2002, the trust produced a total return of 0.53 percent based on common share market price. This reflects a decrease in common share market price from $6.33 per share on December 31, 2001, to $6.12 per share on June 30, 2002.

    Of course, past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   At the beginning of the period, we
were quite cautious because of the prospects for further volatility in the credit markets. This led us to position the trust's high-yield portfolio relatively conservatively. While we believe this strategy to be in the long-term interests of the trust, it caused the portfolio to lag the market when lower-quality credits led the market in the first four months of the period.

    Our search for well-priced companies led us in recent years to invest in the cable, wireless and telecommunications sectors. Unfortunately, these were among the worst-performing sectors during the period. The trust also suffered from negative surprises in selected holdings in the metals industry.

    The high-grade portion of the portfolio fulfilled its purpose of providing relative stability in times of turbulent markets. The trust benefited from favorable structuring of its mortgage exposure, which provided steady income with relatively low prepayment volatility. The trust's Treasury exposure also benefited from the market's general flight to quality.

The portfolio's mortgage and agency exposure also got a boost from this trend.

Q   WHAT STRATEGIES DID YOU USE
    TO MANAGE THE TRUST?

A   Within the high-yield portfolio, we
focused on increasing the trust's exposure to economically sensitive sectors that we believed would be most likely to benefit from an upturn in the economic cycle. Many of the names we added were in such sectors as transportation, manufacturing and chemicals.

    Our analysts' bottom-up research also identified several attractive companies in industries whose prices had been driven down by the high-profile troubles of their peers. The analysts identified several attractive companies in the utilities and energy sectors, and we selectively added to the portfolio's exposure.

    Throughout the period, we kept the trust underweighted in consumer-related sectors. It is our belief that U.S. consumer spending is unlikely to perform as well as the rest of the economy going forward. We have also not seen many companies with prices that made sense to us. As a result, we maintained the underweighting and anticipate that we will continue to do so in the coming months.

    Our focus within the high-grade sector was on maintaining a conservative interest-rate and credit profile. We kept the bulk of the high-grade portfolio in Treasury and agency securities in order to maintain the highest possible credit quality while keeping the trust responsive to current interest rates.

    We also kept just over a third of the trust's high-grade holdings invested in agency pass-through mortgage-backed securities. Our primary strategy within the mortgage sector has been to keep the trust well structured across coupons and maturities in order to maintain reasonable sensitivity to current interest rates while attempting to protect the portfolio's yield. One of the ways we have done this has been to focus on discount and higher coupons where we felt the market had overreacted to the potential for prepayments. This strategy has also helped to maintain a degree of responsiveness to current interest rates.

    Regarding higher-coupon mortgages, through rigorous quantitative analysis, we identified several older securities with relatively high coupons that seemed unlikely to experience faster prepayments. The holders of the underlying mortgages have had ample opportunity to prepay during the falling interest rates of recent years and, for one reason or another, have chosen not to. As a result, we have confidence that the bonds should continue to produce strong income with low likelihood of that income being called away through prepayment.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TRUST AND THE MARKETS IN THE COMING MONTHS?

A   While we are generally optimistic
on the prospects for the U.S. economy, we are somewhat cautious about the effect an economic recovery will have on the bond market. Treasury yields are currently on the low side by historical measures, and the yield curve is relatively steep. As a result, interest rates are likely to rise once an economic recovery gathers steam. Rising rates, coupled with a flattening yield curve, could make for an especially tricky market for mortgage investors. As always, we will closely monitor the high-grade market for pockets of opportunity as well as for signs of risk.

    Broadly speaking, we remain optimistic about the high-yield market. Spreads continue to be relatively wide, with the market offering what we believe to be some compelling values. We anticipate that the economy is likely to grow moderately over the next 18 months. We believe this growth should help corporate balance sheets, which will in turn help to lower defaults.

    We also believe that the high-yield market will benefit from a structural shift in its makeup that has occurred over the past year. One of the greatest excesses of the late 1990s occurred when more and more lower-quality companies were able to tap the high-yield market for financing. This wave of lower-quality companies helped to drag down the market's overall credit quality, and was a large contributor to the climbing default rates of the past two years. That trend has reversed in the past year, as lower-quality companies have been all but shut out of the market for new issuance. As a result, roughly 44 percent of last year's issuance was rated BB, relative to a historical average of 29 percent. We believe this shift upward in quality should also help to reduce broader market default rates from recent elevated levels back to their historical averages.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Generally, securities rated BBB and above by Standard & Poor's Ratings Group or Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time-to-maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time-to-maturity extends.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short maturities and long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          DOMESTIC CORPORATE BONDS  33.0%
          AEROSPACE & DEFENSE  0.3%
$  500    Atlas Air, Inc. ................     10.750%  08/01/05               $   267,500
                                                                               -----------

          AUTOMOTIVE  1.9%
 1,010    Aetna Industries, Inc. (a)
          (b).............................     11.875   10/01/06                   161,600
   110    ArvinMeritor, Inc. .............      8.750   03/01/12                   118,098
   100    Collins & Aikman Products
          Co. ............................     11.500   04/15/06                    95,250
   305    Collins & Aikman Products Co.,
          144A--Private Placement (c).....     10.750   12/31/11                   308,050
   570    Dana Corp. .....................      9.000   08/15/11                   564,300
   170    Dura Operating Corp., 144A--
          Private Placement (c)...........      8.625   04/15/12                   171,700
   125    Lear Corp. .....................      8.110   05/15/09                   128,326
    80    Stoneridge, Inc. ...............     11.500   05/01/12                    82,200
   165    Stoneridge, Inc., 144A--Private
          Placement (c)...................     11.500   05/01/12                   167,475
                                                                               -----------
                                                                                 1,796,999
                                                                               -----------
          BANKING  0.1%
    50    Golden State Holdings...........      7.125   08/01/05                    53,436
                                                                               -----------

          BUILDING MATERIALS  0.9%
   175    Intermet Corp., 144A--Private
          Placement (c)...................      9.750   06/15/09                   176,312
    85    NMHG Holdings Co., 144A--
          Private Placement (c)...........     10.000   05/15/09                    86,700
   435    Schuler Homes, Inc. ............      9.375   07/15/09                   445,875
   150    Trimas Corp., 144A--Private
          Placement (c)...................      9.875   06/15/12                   150,375
                                                                               -----------
                                                                                   859,262
                                                                               -----------
          CAPTIVE FINANCE  0.1%
   140    Case Credit Corp. ..............      6.125   02/15/03                   137,450
                                                                               -----------

          CHEMICALS  1.4%
   480    Huntsman ICI Chemicals..........     10.125   07/01/09                   432,000
   140    ISP Chemco, Inc. ...............     10.250   07/01/11                   143,500

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          CHEMICALS (CONTINUED)
$  310    ISP Holdings, Inc.,
          144A--Private Placement (c).....     10.625%  12/15/09               $   308,450
    70    Johnsondiversey, Inc., 144A--
          Private Placement (c)...........      9.625   05/15/12                    73,500
   225    Lyondell Chemical Co. ..........      9.875   05/01/07                   216,000
    18    Pioneer Cos., Inc...............      *       12/31/06                    11,954
   150    Terra Industries, Inc. .........     10.500   06/15/05                   132,750
                                                                               -----------
                                                                                 1,318,154
                                                                               -----------
          CONSTRUCTION MACHINERY  0.1%
   135    Case Corp., Ser B...............      6.250   12/01/03                   131,815
                                                                               -----------

          CONSUMER PRODUCTS  1.2%
   205    Autonation, Inc. ...............      9.000   08/01/08                   212,175
   165    Metaldyne Corp., 144A--Private
          Placement (c)...................     11.000   06/15/12                   161,700
   435    Muzak LLC.......................      9.875   03/15/09                   358,875
   500    Outsourcing Services Group,
          Inc., Ser B.....................     10.875   03/01/06                   377,500
                                                                               -----------
                                                                                 1,110,250
                                                                               -----------
          ELECTRIC  1.0%
   405    Calpine Corp. ..................      8.500   02/15/11                   273,375
   380    Mirant Americas Generation,
          Inc. ...........................      8.300   05/01/11                   304,526
   195    PG & E National Energy Group,
          Inc. ...........................     10.375   05/16/11                   199,244
   225    PSEG Energy Holdings, Inc.,
          144A--Private Placement (c).....      8.625   02/15/08                   216,231
                                                                               -----------
                                                                                   993,376
                                                                               -----------
          ENVIRONMENTAL SERVICES  0.6%
   435    Allied Waste North America,
          Inc. ...........................     10.000   08/01/09                   429,597
   140    Allied Waste North America,
          Inc. ...........................      8.875   04/01/08                   137,900
                                                                               -----------
                                                                                   567,497
                                                                               -----------
          FOOD  0.7%
   660    Smithfield Foods, Inc., 144A--
          Private Placement (c)...........      8.000   10/15/09                   673,200
                                                                               -----------

          GAMING  2.5%
   210    Harrahs Operating Co., Inc. ....      7.875   12/15/05                   216,300
   150    Harrahs Operating Co., Inc. ....      8.000   02/01/11                   162,504
   475    Horseshoe Gaming LLC............      8.625   05/15/09                   485,687
   490    International Game Technology...      8.375   05/15/09                   519,400

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          GAMING (CONTINUED)
$  180    Park Place Entertainment
          Corp. ..........................      7.875%  12/15/05               $   180,900
   250    Park Place Entertainment
          Corp. ..........................      8.875   09/15/08                   258,438
   300    Station Casinos, Inc. ..........      8.875   12/01/08                   306,000
   200    Station Casinos, Inc. ..........      9.875   07/01/10                   212,500
                                                                               -----------
                                                                                 2,341,729
                                                                               -----------
          HEALTHCARE  1.9%
   275    Amerisourcebergen Corp. ........      8.125   09/01/08                   285,313
   180    Fisher Scientific International,
          Inc. ...........................      7.125   12/15/05                   179,550
   250    Fresenius Med Care Capital Trust
          II..............................      7.875   02/01/08                   225,625
   220    Fresenius Med Care Capital Trust
          IV..............................      7.875   06/15/11                   198,000
   335    HCA, Inc. ......................      8.750   09/01/10                   378,598
   300    HEALTHSOUTH Corp., 144A--
          Private Placement (c)...........      7.625   06/01/12                   297,695
   180    Omnicare, Inc. .................      8.125   03/15/11                   186,300
                                                                               -----------
                                                                                 1,751,081
                                                                               -----------
          HOME CONSTRUCTION  0.8%
   165    Tech Olympic USA, Inc., 144A--
          Private Placement (c)...........      9.000   07/01/10                   163,350
   180    Tech Olympic USA, Inc., 144A--
          Private Placement (c)...........     10.375   07/01/12                   180,000
   425    Toll Corp. (a)..................      8.250   02/01/11                   429,250
                                                                               -----------
                                                                                   772,600
                                                                               -----------
          INDEPENDENT ENERGY  0.3%
   260    Equistar Chemical LP............     10.125   09/01/08                   249,600
                                                                               -----------

          INTEGRATED ENERGY  1.4%
   445    BRL Universal Equipment.........      8.875   02/15/08                   442,775
   430    Chesapeake Energy Corp. ........      8.125   04/01/11                   424,625
   345    Hanover Equipment Trust, 144A--
          Private Placement (c)...........      8.500   09/01/08                   320,850
   125    Hanover Equipment Trust, 144A--
          Private Placement (c)...........      8.750   09/01/11                   115,000
                                                                               -----------
                                                                                 1,303,250
                                                                               -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          LIFE INSURANCE  1.4%
$  795    Americo Life, Inc. (a)..........      9.250%  06/01/05               $   791,025
   215    Anthem Insurance Cos., Inc.,
          144A--Private Placement (c).....      9.125   04/01/10                   243,319
   235    Health Net, Inc. ...............      8.375   04/15/11                   261,686
                                                                               -----------
                                                                                 1,296,030
                                                                               -----------
          LODGING  1.5%
   130    Hilton Hotels Corp. ............      7.950   04/15/07                   134,952
   140    HMH Properties, Inc. ...........      7.875   08/01/05                   137,200
   290    HMH Properties, Inc., Ser B.....      7.875   08/01/08                   277,675
   290    Prime Hospitality Corp., 144A--
          Private Placement (c)...........      8.375   05/01/12                   285,650
    65    Starwood Hotels Resorts, 144A--
          Private Placement (c)...........      7.375   05/01/07                    64,269
   265    Starwood Hotels Resorts, 144A--
          Private Placement (c)...........      7.875   05/01/12                   261,025
   220    Venetian Casino Resort LLC,
          144A--Private Placement (c).....     11.000   06/15/10                   222,475
                                                                               -----------
                                                                                 1,383,246
                                                                               -----------
          MEDIA-CABLE  1.0%
   560    Charter Communication Holdings
          LLC (a).........................      8.250   04/01/07                   378,000
   300    Echostar DBS Corp. .............      9.250   02/01/06                   277,500
    75    Echostar DBS Corp. .............      9.375   02/01/09                    69,750
   315    James Cable Partners LP, Ser
          B...............................     10.750   08/15/04                   181,125
 1,000    Park N View, Inc., Ser B (b)
          (d).............................     13.000   05/15/08                    10,000
   160    Pegasus Communications Corp.,
          Ser B...........................      9.750   12/01/06                    72,800
                                                                               -----------
                                                                                   989,175
                                                                               -----------
          MEDIA-NONCABLE  1.8%
   355    AOL Time Warner, Inc. ..........      6.875   05/01/12                   327,965
   205    Echostar DBS Corp., 144A--
          Private Placement (c)...........      9.125   01/15/09                   188,600
   405    Interep National Radio Sales,
          Inc., Ser B.....................     10.000   07/01/08                   358,425
   300    Mail Well I Corp., 144A--Private
          Placement (c)...................      9.625   03/15/12                   303,000
   175    Nextmedia Operating, Inc. ......     10.750   07/01/11                   177,625
   325    Primedia, Inc. .................      8.875   05/15/11                   245,375
    65    Young Broadcasting, Inc. .......     10.000   03/01/11                    57,850
                                                                               -----------
                                                                                 1,658,840
                                                                               -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          METALS  0.4%
$  500    Doe Run Resources Corp., Ser
          B...............................     11.250%  03/15/05               $   102,500
   750    GS Technologies Operating, Inc.
          (b) (d).........................     12.000   09/01/04                    18,750
   250    Republic Technologies
          International, Inc. (b) (d).....     13.750   07/15/09                    17,500
   215    UCAR Finance, Inc.,
          144A--Private Placement (c).....     10.250   02/15/12                   220,375
                                                                               -----------
                                                                                   359,125
                                                                               -----------
          NATURAL GAS PIPELINES  0.8%
   265    Dynegy Holdings, Inc. ..........      6.875   04/01/11                   183,172
    35    El Paso Corp. ..................      7.000   05/15/11                    33,561
   100    El Paso Corp., 144A--Private
          Placement (c)...................      7.875   06/15/12                   100,884
   430    Williams Cos., Inc. ............      7.500   01/15/31                   309,520
   120    Williams Cos., Inc. ............      7.750   06/15/31                    88,157
                                                                               -----------
                                                                                   715,294
                                                                               -----------
          NONCAPTIVE-DIVERSIFIED
          FINANCE  0.2%
   145    CIT Group, Inc. ................      5.625   05/17/04                   139,182
    30    CIT Group, Inc. ................      6.500   02/07/06                    29,110
                                                                               -----------
                                                                                   168,292
                                                                               -----------
          OIL FIELD SERVICES  1.2%
    60    Magnum Hunter Resources, Inc.,
          144A--Private Placement (c).....      9.600   03/15/12                    62,100
   170    Stone Energy Corp. .............      8.250   12/15/11                   170,850
   300    Transocean, Inc. ...............      9.500   12/15/08                   358,763
   500    Transocean, Inc. ...............      6.500   04/15/03                   511,250
                                                                               -----------
                                                                                 1,102,963
                                                                               -----------
          OTHER INDUSTRIAL  0.3%
   250    Eagle-Picher Industries,
          Inc. ...........................      9.375   03/01/08                   207,500
   105    Foamex LP/ Capital Corp., 144A--
          Private Placement (c)...........     10.750   04/01/09                   107,625
                                                                               -----------
                                                                                   315,125
                                                                               -----------
          PACKAGING  1.1%
   575    Owens-Illinois, Inc. ...........      7.500   05/15/10                   517,500
    70    Owens-Illinois, Inc. ...........      7.800   05/15/18                    58,800
   230    Riverwood International
          Corp. ..........................     10.875   04/01/08                   240,350
   250    Tekni-Plex, Inc., Ser B.........     12.750   06/15/10                   260,000
                                                                               -----------
                                                                                 1,076,650
                                                                               -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          PAPER  0.7%
$  285    Louisiana Pacific Corp. ........     10.875%  11/15/08               $   314,925
   145    Louisiana Pacific Corp. ........      8.875   08/15/10                   158,161
   165    Pliant Corp. ...................     13.000   06/01/10                   174,075
                                                                               -----------
                                                                                   647,161
                                                                               -----------
          REAL ESTATE INVESTMENT
          TRUSTS  0.3%
   320    Istar Financial, Inc. ..........      8.750   08/15/08                   317,718
                                                                               -----------

          REFINING  1.2%
   250    Frontier Oil Corp. .............     11.750   11/15/09                   266,875
   355    Tesoro Petroleum Corp., 144A--
          Private Placement (c)...........      9.625   04/01/12                   326,600
   640    Vintage Petroleum, Inc. ........      7.875   05/15/11                   582,400
                                                                               -----------
                                                                                 1,175,875
                                                                               -----------
          RETAIL  1.3%
   420    Big 5 Corp., Ser B..............     10.875   11/15/07                   445,200
   255    Elizabeth Arden, Inc. ..........     11.750   02/01/11                   262,650
   315    Premier Parks, Inc. (e).........   0/10.000   04/01/08                   308,700
 1,000    Sleepmaster LLC, Ser B (a) (b)
          (d).............................     11.000   05/15/09                   225,000
                                                                               -----------
                                                                                 1,241,550
                                                                               -----------
          SERVICES  0.2%
   205    CB Richard Ellis Service,
          Inc. ...........................     11.250   06/15/11                   173,225
                                                                               -----------

          TECHNOLOGY  1.3%
   730    Corning, Inc. ..................      *       11/08/15                   368,650
   250    Fairchild Semiconductor
          Corp. ..........................     10.500   02/01/09                   267,500
   805    Solectron Corp., LYON...........      *       11/20/20                   374,325
   250    Tektronix, Inc. ................      7.625   08/15/02                   251,078
                                                                               -----------
                                                                                 1,261,553
                                                                               -----------
          TELECOMMUNICATIONS  3.0%
   250    American Cellular Corp. ........      9.500   10/15/09                    46,250
   340    American Tower Corp. ...........      9.375   02/01/09                   188,700
   400    Centennial Communications
          Corp. ..........................     10.750   12/15/08                   194,000
   400    E.Spire Communications, Inc. (b)
          (d).............................     13.000   11/01/05                     3,000
   250    Exodus Communications, Inc. (b)
          (d).............................     11.250   07/01/08                    42,500
   575    Exodus Communications, Inc. (b)
          (d).............................     11.625   07/15/10                    97,750

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          TELECOMMUNICATIONS (CONTINUED)
$  322    Focal Communications Corp., Ser
          B...............................     11.875%  01/15/10               $    53,130
   560    Globix Corp. (b) (d)............     12.500   02/01/10                   103,600
    55    GST Telecommunications, Inc.,
          144A--Private Placement (b) (c)
          (d).............................     13.875   12/15/05                       825
   250    ICG Holdings, Inc. (b) (d)......     13.500   09/15/05                    10,625
   620    IPCS, Inc. (e)..................   0/14.000   07/15/10                    83,700
   515    Metromedia Fiber Network, Inc.
          (b).............................     10.000   12/15/09                     7,725
   750    MGC Communications, Inc., Ser B
          (b).............................     13.000   10/01/04                   303,750
   790    Nextel Communications, Inc. ....      9.375   11/15/09                   402,900
   480    Nextlink Communications, Inc.
          (b).............................     10.500   12/01/09                    14,400
 1,000    NTL, Inc., Ser B (b)............     11.500   02/01/06                   270,000
   235    Price Communications Wireless...     11.750   07/15/07                   248,806
   530    Primus Telecom Group............      9.875   05/15/08                   288,850
 1,160    PSINET, Inc. (b) (d)............     10.500   12/01/06                   118,900
   189    Tritel PCS, Inc. ...............     10.375   01/15/11                   172,935
   270    US Unwired, Inc. (e)............   0/13.375   11/01/09                    66,150
   165    WorldCom, Inc. (b) (i)..........      6.950   08/15/28                    25,575
   600    WorldCom, Inc. (a) (b) (i)......      8.250   05/15/31                    93,000
                                                                               -----------
                                                                                 2,837,071
                                                                               -----------
          TRANSPORTATION SERVICES  0.0%
    14    Aran Shipping & Trading, SA
          (b).............................      8.300   01/31/04                         0
                                                                               -----------

          WIRELESS COMMUNICATIONS  0.1%
   230    Alamosa Delaware, Inc. .........     12.500   02/01/11                    65,550
                                                                               -----------

TOTAL DOMESTIC CORPORATE BONDS  33.0%.......................................    31,111,642
                                                                               -----------
          FOREIGN BONDS AND DEBT SECURITIES (US $)  6.7%
          AUSTRALIA  0.1%
   230    Murrin Murrin Holdings Property
          Ltd. ...........................      9.375   08/31/07                    63,250
                                                                               -----------

          BERMUDA  0.0%
 1,170    Global Crossing Holdings Ltd.
          (b) (d).........................      9.125   11/15/06                    17,550
                                                                               -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          BRAZIL  0.2%
$  500    Multicanal Participacoes, Ser
          B...............................     12.625%  06/18/04               $   226,250
                                                                               -----------

          CANADA  3.4%
   200    360 Networks, Inc. (b) (d)......     13.000   05/01/08                        20
   180    Acetex Corp. ...................     10.875   08/01/09                   189,000
   300    Air Canada......................     10.250   03/15/11                   236,250
   220    Alliance Atlantis
          Communications, Inc. ...........     13.000   12/15/09                   243,100
   250    GT Group Telecom, Inc. (e)......   0/13.250   02/01/10                     1,875
   279    Hollinger Participation Trust,
          144A--Private Placement (c).....     12.125   11/15/10                   263,860
   450    Husky Oil Ltd. (Variable Rate
          Coupon).........................      8.900   08/15/28                   481,914
   250    Hydrochem Industrial Services,
          Inc., Ser B.....................     10.375   08/01/07                   196,250
   243    MDC Corporation, Inc. ..........     10.500   12/01/06                   212,625
   500    Microcell Telecommunications,
          Ser B...........................     14.000   06/01/06                    42,500
   200    Norske Skog Canada Ltd. ........      8.625   06/15/11                   206,000
   300    Pacifica Papers, Inc. ..........     10.000   03/15/09                   320,250
    55    PCI Chemicals Canada, Inc. .....     10.000   12/31/08                    37,501
    75    Quebecor Media, Inc. (e)........   0/13.750   07/15/11                    44,250
   175    Quebecor Media, Inc. ...........     11.125   07/15/11                   173,250
   205    Radnor Holdings Corp., Ser B....     10.000   12/01/03                   188,600
   375    Tembec Industries, Inc. ........      7.750   03/15/12                   374,062
                                                                               -----------
                                                                                 3,211,307
                                                                               -----------
          GERMANY  0.0%
   785    Callahan Nordrhein Westfallen...     14.000   07/15/10                    35,325
                                                                               -----------

          LUXEMBOURG  0.1%
   165    Tyco International Group SA.....      6.750   02/15/11                   128,367
                                                                               -----------

          MEXICO  0.7%
   475    Satelites Mexicanos SA..........     10.125   11/01/04                   229,188
   425    TV Azteca SA....................     10.500   02/15/07                   413,313
                                                                               -----------
                                                                                   642,501
                                                                               -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          NETHERLANDS  0.2%
$  130    Netia Holdings BV, Ser B (b)....     10.250%  11/01/07               $    21,450
   600    Netia Holdings BV, Ser B (b)....     11.250   11/01/07                    99,000
   155    United Pan Europe Communication,
          Ser B (e).......................   0/12.500   08/01/09                    15,500
                                                                               -----------
                                                                                   135,950
                                                                               -----------
          SINGAPORE  0.3%
   250    Flextronics International
          Ltd. ...........................      8.750   10/15/07                   251,875
                                                                               -----------

          SWEDEN  0.6%
   500    Stena AB........................     10.500   12/15/05                   517,500
                                                                               -----------

          UNITED KINGDOM  1.1%
   600    British Sky Broadcasting Group
          PLC.............................      8.200   07/15/09                   590,738
   250    Diamond Cable Communication Co.
          (b).............................     11.750   12/15/05                    66,250
   380    Ono Finance PLC.................     13.000   05/01/09                   127,300
   500    Telewest Communications PLC.....     11.000   10/01/07                   202,500
   140    Telewest Communications PLC
          (e).............................   0/11.375   02/01/10                    41,300
                                                                               -----------
                                                                                 1,028,088
                                                                               -----------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  6.7%...............................     6,257,963
                                                                               -----------

          MORTGAGE BACKED SECURITIES  18.0%
 1,974    Federal National Mortgage
          Association Pools...............      6.000   04/01/28 to 12/01/28     1,986,393
   333    Federal National Mortgage
          Association Pools...............      6.500   06/01/15                   347,321
 1,314    Federal National Mortgage
          Association Pools...............      7.000   03/01/15 to 05/01/15     1,381,448
   380    Federal National Mortgage
          Association Pools...............      7.500   03/01/15 to 06/01/15       402,352
 6,374    Government National Mortgage
          Association Pools...............      6.500   01/15/28 to 08/15/29     6,537,738
   751    Government National Mortgage
          Association Pools...............      7.000   07/15/29 to 01/15/30       781,627
 2,188    Government National Mortgage
          Association Pools...............      7.500   07/15/23 to 09/15/29     2,325,888

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)     DESCRIPTION                        COUPON           MATURITY            VALUE
          MORTGAGE BACKED SECURITIES (CONTINUED)
$1,303    Government National Mortgage
          Association Pools...............      8.000%  03/15/17 to 10/15/22   $ 1,405,112
   499    Government National Mortgage
          Association Pools...............      8.500   01/15/23 to 12/15/24       541,325
   969    Government National Mortgage
          Association Pools...............      9.000   08/15/16 to 12/15/24     1,070,371
   147    Government National Mortgage
          Association Pools...............      9.500   11/15/09 to 01/15/17       164,938
                                                                               -----------
TOTAL MORTGAGE BACKED SECURITIES  18.0%.....................................    16,944,513
                                                                               -----------

          UNITED STATES GOVERNMENT AGENCY OBLIGATION  3.0%
 2,500    Federal National Mortgage
          Association.....................      7.250   05/15/30                 2,855,945
                                                                               -----------

          UNITED STATES TREASURY OBLIGATIONS  31.3%
   200    United States Treasury Bond
          (f).............................      *       05/15/11                   127,712
   600    United States Treasury Bond.....      6.375   08/15/27                   654,534
 3,500    United States Treasury Bond
          (a).............................      7.250   05/15/16                 4,126,041
 3,000    United States Treasury Bond.....      7.500   11/15/16                 3,611,271
   700    United States Treasury Bond.....      8.125   08/15/21                   903,533
 3,000    United States Treasury Bond.....      8.875   02/15/19                 4,081,320
   700    United States Treasury Bond.....      9.125   05/15/18                   967,696
   900    United States Treasury Bond
          (a).............................     10.750   02/15/03                   949,942
 1,250    United States Treasury Bond.....     11.250   02/15/15                 1,942,384
 3,250    United States Treasury Bond.....     11.625   11/15/02                 3,371,205
 4,000    United States Treasury Note.....      6.250   08/31/02                 4,031,468
 1,350    United States Treasury Note.....      6.250   02/15/03                 1,387,039
 3,000    United States Treasury Note.....      6.375   08/15/02                 3,019,137
   250    United States Treasury Note.....      6.500   02/15/10                   279,548
                                                                               -----------

TOTAL UNITED STATES TREASURY OBLIGATIONS....................................    29,452,830
                                                                               -----------

          FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  1.0%
   677    Federal Republic of Brazil
          (Brazil)........................      8.000   04/15/14                   425,101
   490    United Mexican States
          (Mexico)........................      8.375   01/14/11                   509,600
                                                                               -----------

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS..................       934,701
                                                                               -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

DESCRIPTION                                                      VALUE
EQUITIES  1.3%
AT & T Canada, Inc., Class B-ADR (Canada) (857 ADR Common
  Shares) (g)...............................................  $    27,244
Aurora Foods, Inc. (8,855 Common Shares) (g)................       13,282
Broadwing Communications, Inc. (5,600 Preferred Shares)
  (g).......................................................       85,400
Dobson Communications Corp. (6,110 Preferred Shares) (h)....      288,710
Focal Communications Corp. (2,110 Common Shares) (g)........        4,916
GT Group Telecom, Inc., 144A--Private Placement (250 Common
  Stock Warrants) (c) (g)...................................          375
HF Holdings, Inc. (5,260 Common Stock Warrants) (g).........           53
Intermedia Communications, Inc. (1,260 Preferred Shares) (b)
  (h).......................................................        6,615
IPCS, Inc., 144A--Private Placement (620 Common Stock
  Warrants) (c) (g).........................................          233
McLeodUSA, Inc. (2,015 Preferred Shares) (g)................        7,556
McLeodUSA, Inc. (4,466 Preferred Stock Warrants) (g)........          581
McLeodUSA, Inc., Class A (497 Common Shares) (g)............          209
Nextell Communications, Inc. (4,750 Preferred Shares) (h)...      133,673
NTL, Inc., 144A--Private Placement (1,188 Common Stock
  Warrants) (c) (g).........................................          208
Ono Finance PLC, 144A--Private Placement (380 Common Stock
  Warrants) (c) (g).........................................          142
Optel, Inc. (500 Common Shares) (g).........................            5
Park N View, Inc., 144A--Private Placement (1,000 Common
  Stock Warrants) (c) (g)...................................           10
Paxon Communications Corp. (3,945 Preferred Shares) (h).....      308,706
Pioneer Cos., Inc. (3,533 Common Shares) (g)................        6,465
Republic Technologies International, Inc., 144A--Private
  Placement (250 Common Stock Warrants) (c) (g).............            3
Star Gas Partners, LP (143 Limited Partnership Interest
  Units)....................................................        2,628
Startec Global Communications, 144A--Private Placement
  (1,000 Common Stock Warrants) (c) (g).....................           10
TNP Enterprises, Inc. (3,500 Preferred Shares) (h)..........      347,375
                                                              -----------

TOTAL EQUITIES..............................................    1,234,399
                                                              -----------

TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $103,476,244).......................................   88,791,993

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

June 30, 2002 (Unaudited)

DESCRIPTION                                                      VALUE
REPURCHASE AGREEMENT  4.1%
Banc of America Securities LLC ($3,853,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 06/28/02, to be sold on 07/01/02 at
  $3,853,610) (Cost $3,853,000).............................  $ 3,853,000
                                                              -----------

TOTAL INVESTMENTS  98.4%
  (Cost $107,329,244).......................................   92,644,993
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.................    1,542,685
                                                              -----------

NET ASSETS  100.0%..........................................  $94,187,678
                                                              ===========

 * Zero coupon bond

(a) Assets segregated as collateral for open forward transactions.

(b) Non-income producing as security is in default.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) Interest only strip.

(g) Non-income producing security.

(h) Payment-in-kind security.

(i) Subsequent to June 30, 2002, this borrower has filed for protection in federal bankruptcy court.

ADR--American Depositary Receipt

LYON--Liquid Yield Option Rate

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $107,329,244).......................  $ 92,644,993
Receivables:
  Interest..................................................     1,804,251
  Investments Sold..........................................        38,077
Forward Commitments.........................................        20,799
Other.......................................................        33,158
                                                              ------------
    Total Assets............................................    94,541,278
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................        82,713
  Investments Purchased.....................................        66,561
  Investment Advisory Fee...................................        51,272
  Affiliates................................................         1,641
Trustees' Deferred Compensation and Retirement Plans........        90,486
Accrued Expenses............................................        60,927
                                                              ------------
    Total Liabilities.......................................       353,600
                                                              ------------
NET ASSETS..................................................  $ 94,187,678
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($94,187,678 divided by
  15,365,247 shares outstanding)............................  $       6.13
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,365,247 shares issued and outstanding).....  $122,677,837
Accumulated Undistributed Net Investment Income.............      (990,276)
Accumulated Net Realized Loss...............................   (12,836,431)
Net Unrealized Depreciation.................................   (14,663,452)
                                                              ------------
NET ASSETS..................................................  $ 94,187,678
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  3,616,460
Dividends...................................................       113,814
Other.......................................................         7,120
                                                              ------------
    Total Income............................................     3,737,394
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       315,283
Accounting..................................................        23,787
Trustees' Fees and Related Expenses.........................        19,290
Custody.....................................................        11,596
Legal.......................................................         2,347
Other.......................................................        66,015
                                                              ------------
    Total Expenses..........................................       438,318
    Less Credits Earned on Cash Balances....................           315
                                                              ------------
    Net Expenses............................................       438,003
                                                              ------------
NET INVESTMENT INCOME.......................................  $  3,299,391
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (3,016,577)
  Forward Commitments.......................................        80,595
                                                              ------------
Net Realized Loss...........................................    (2,935,982)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (12,167,795)
                                                              ------------
  End of the Period:
    Investments.............................................   (14,684,251)
    Forward Commitments.....................................        20,799
                                                              ------------
                                                               (14,663,452)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (2,495,657)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (5,431,639)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (2,132,248)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  3,299,391        $  8,165,255
Net Realized Loss.................................     (2,935,982)         (4,953,948)
Net Unrealized Appreciation/Depreciation During
  the Period......................................     (2,495,657)            564,175
                                                     ------------        ------------
Change in Net Assets from Operations..............     (2,132,248)          3,775,482
Distributions from Net Investment Income..........     (3,770,535)         (8,876,073)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     (5,902,783)         (5,100,591)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment....................................         42,799             339,575
                                                     ------------        ------------
TOTAL DECREASE IN NET ASSETS......................     (5,859,984)         (4,761,016)
NET ASSETS:
Beginning of the Period...........................    100,047,662         104,808,678
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($990,276) and ($519,132), respectively)........   $ 94,187,678        $100,047,662
                                                     ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                      SIX MONTHS
                                                        ENDED
                                                       JUNE 30,     -------------------
                                                         2002       2001 (a)     2000
                                                      ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.............   $6.51        $ 6.85     $  7.25
                                                        -----        ------     -------
  Net Investment Income..............................     .22           .53         .60
  Net Realized and Unrealized Gain/Loss..............    (.35)         (.29)       (.40)
                                                        -----        ------     -------
Total from Investment Operations.....................    (.13)          .24         .20
Less Distributions from Net Investment Income........     .25           .58         .60
                                                        -----        ------     -------
NET ASSET VALUE, END OF THE PERIOD...................   $6.13        $ 6.51     $  6.85
                                                        =====        ======     =======

Common Share Market Price at End of the Period.......   $6.12        $ 6.33     $6.5625
Total Return (b).....................................    .53%*        5.05%      26.59%
Net Assets at End of the Period (In millions)........   $94.2        $100.0     $ 104.8
Ratio of Expenses to Average Net Assets..............    .90%          .93%        .96%
Ratio of Net Investment Income to Average Net
  Assets.............................................   6.80%         7.88%       8.51%
Portfolio Turnover...................................     40%*          46%         60%

 * Non-annualized

(a) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the year ended December 31, 2001 was an increase in the ratio of net investment income to average net assets from 7.83% to 7.88%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.


YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------
     1999      1998     1997     1996     1995     1994     1993     1992
--------------------------------------------------------------------------
    $  7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28   $ 8.15   $ 7.85   $ 7.70
    -------   ------   ------   ------   ------   ------   ------   ------
        .64      .66      .66      .66      .65      .65      .78      .85
       (.63)    (.22)     .18     (.01)     .66     (.86)     .29      .16
    -------   ------   ------   ------   ------   ------   ------   ------
        .01      .44      .84      .65     1.31     (.21)    1.07     1.01
        .60      .65      .72      .66      .65      .66      .77      .86
    -------   ------   ------   ------   ------   ------   ------   ------
    $  7.25   $ 7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28   $ 8.15   $ 7.85
    =======   ======   ======   ======   ======   ======   ======   ======

    $5.6875   $ 7.75   $ 8.00   $ 7.50   $ 7.25   $ 6.50   $ 7.75   $7.625
    -19.81%    5.05%   16.97%   12.95%   21.83%   -8.06%   11.82%   15.22%
    $ 110.9   $120.0   $123.1   $121.2   $121.4   $111.4   $124.7   $119.6
       .95%     .96%     .91%    1.00%     .94%     .96%    1.00%     .99%
      8.46%    8.17%    8.32%    8.40%    8.50%    7.94%    8.99%   10.71%
        28%      47%      55%      36%      34%      45%      53%      54%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At June 30, 2002, there were no when-issued or delayed delivery purchase commitments.

    The Trust trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Trust and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

dealers. If the intent of the Trust is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Trust, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $9,945,115 which will expire between December 31, 2002 and

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

December 31, 2009. Of this amount $323,668 will expire on December 31, 2002. Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $108,009,692
                                                                ============
Gross tax unrealized appreciation...........................    $  3,131,542
Gross tax unrealized depreciation...........................     (18,496,241)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(15,364,699)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTION During the six months ended June 30, 2002, the Trust's custody fee was reduced by $315 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the six months ended June 30, 2002, the Trust recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended June 30, 2002, the Trust recognized expenses of approximately $6,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, which is reported as part of "Accounting" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2002 and December 31, 2001, paid in surplus related to common shares aggregated $122,677,837 and $122,635,038, respectively.

    Transactions in common shares were as follows:

                                                  SIX MONTHS ENDED       YEAR ENDED
                                                   JUNE 30, 2002      DECEMBER 31, 2001
Beginning Shares................................     15,358,477          15,308,194
Shares Issued Through Dividend Reinvestment.....          6,770              50,283
                                                     ----------          ----------
Ending Shares...................................     15,365,247          15,358,477
                                                     ==========          ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,285,892 and $36,983,345, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Trust's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    The Trust trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

component of unrealized appreciation/depreciation on forward commitments. The following forward commitment was outstanding as of June 30, 2002.

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)                       DESCRIPTION                         VALUE       DEPRECIATION
         LONG CONTRACT:
$3,500
         Federal National Mortgage Association July
         Forward, 7.50% coupon............................    $3,672,830       $20,799
                                                              ==========       =======

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 12, 2002, where shareholders voted on the election of trustees.

With regard to the election of the following trustees by the shareholders of the
Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Wayne W. Whalen.......................................  13,036,154            226,407
Rod Dammeyer..........................................  13,045,529            217,032

The other trustees of the Trust whose terms did not expire in 2002 are David C. Arch, Theodore A. Myers, Hugo F. Sonnenschein, Howard J Kerr, and Richard F. Powers, III.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 957, 107                                                  Member NASD/SIPC.
VIN SAR 8/02                                                     6958H02-AS-8/02